SUPPLEMENT
DATED JULY 15, 2008
TO THE
MLIG VARIABLE INSURANCE TRUST PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MAY 1, 2008
Roszel/Lord Abbett Mid Cap Value Portfolio
On page 29 of the prospectus, the following language replaces paragraphs 2 through 6 under the heading “Roszel/Lord Abbett Mid Cap Value Portfolio”:
The investment management team that manages the investments of the Roszel/Lord Abbett Mid Cap Value Portfolio is headed by Howard E. Hansen, Partner and Portfolio Manager. Mr. Hansen joined Lord Abbett in 1995. Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004–2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.
On page 65 of the SAI, under the heading “Other Accounts Managed by the Portfolio Managers,” the sentence reading “As of December 31, 2007, Edward K. von der Linde managed 10 mutual funds with a total of $13,504.8 (mm) in assets and 1,681 other accounts with a total of $1,249.5 (mm) in assets” is deleted and replaced with the following:
As of June 27, 2008, Jeff Diamond managed 8 other mutual funds with a total of $9,639.8 (mm) (as of April 30, 2008) in assets and 1,465 other accounts with a total of $1,059.0 (mm) (as of April 30, 2008) in assets.
On page 65 of the SAI, under the heading “Securities Ownership of Portfolio Managers,” the name “Edward K. von der Linde” is deleted and replaced with the following:
Jeff Diamond
* * *
Please retain this supplement with your Prospectus and SAI for future reference.